Exhibit 99.1
                                                                    ------------



                         UNITED STATES BANKRUPTCY COURT

                        __________ DISTRICT OF __________



In:  Grand Union                                         Case No. 00-39613(NW)
   ----------------                                               ------------
       Debtor


                  MONTHLY OPERATING REPORT (February 4-March 3)
       File with Court and submit copy to United States Trustee within 20 days after end of month

Submit copy of report to any official committee appointed in the case.

--------------------------------------------------------------- ------------------ ------------------- ------------------
REQUIRED DOCUMENTS                                                  Form No.            Document          Explanation
                                                                                        Attached           Attached
--------------------------------------------------------------- ------------------ ------------------- ------------------
Schedule of Cash Receipts and Disbursements                     MOR-1                      X
--------------------------------------------------------------- ------------------ ------------------- ------------------
   Bank Reconciliation (or copies of debtor's bank              MOR-1 (CONT)                            Sent to Trustee
   reconciliations)
--------------------------------------------------------------- ------------------ ------------------- ------------------
   Copies of bank statements
--------------------------------------------------------------- ------------------ ------------------- ------------------
   Cash disbursements journals
--------------------------------------------------------------- ------------------ ------------------- ------------------
Statement of Operations                                         MOR-2                      X
--------------------------------------------------------------- ------------------ ------------------- ------------------
Balance Sheet                                                   MOR-3                      X
--------------------------------------------------------------- ------------------ ------------------- ------------------
Status of Postpetition Taxes                                    MOR-4                      X
--------------------------------------------------------------- ------------------ ------------------- ------------------
   Copies of IRS Form 6123 or payment receipt
--------------------------------------------------------------- ------------------ ------------------- ------------------
   Copies of tax returns filed during reporting period
--------------------------------------------------------------- ------------------ ------------------- ------------------
Summary of Unpaid Postpetition Debts                            MOR-4                      X
--------------------------------------------------------------- ------------------ ------------------- ------------------
   Listing of aged accounts payable
--------------------------------------------------------------- ------------------ ------------------- ------------------
Accounts Receivable Reconciliation and Aging                    MOR-5                      X
--------------------------------------------------------------- ------------------ ------------------- ------------------
Debtor Questionnaire                                            MOR-5                      X
--------------------------------------------------------------- ------------------ ------------------- ------------------

I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the attached documents are true and correct to the best of my knowledge and belief.





-------------------------------------------------------          ----------------------------------------------------
Signature of Debtor                                              Date



-------------------------------------------------------          ----------------------------------------------------
Signature of Joint Debtor                                        Date


/s/ Jeffrey P. Freimark
-------------------------------------------------------          ----------------------------------------------------
Signature of Authorized Individual*                              Date


Jeffrey P. Freimark                                              April 5, 2001
-------------------------------------------------------          ----------------------------------------------------
Printed Name of Authorized Individual                            Date


*Authorized individual must be an officer, director or shareholder if debtor is a corporation; a partner if debtor is a partnership; a manager or member if debtor is a limited liability company.

In re: Grand Union                                     Case No.  00-39613 (NW)
       -----------                                               -------------
       Debtor                                  Reporting Period: March 3, 2001
                                                                 -------------


                   SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS


Amounts reported should be per the debtor's books, not the bank statement. The beginning cash should be the ending cash from the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the "CURRENT MONTH - ACTUAL" column must equal the sum of the four bank account columns. The amounts reported in the "PROJECTED" column should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursement listed in the disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each account. [See MOR-1 (CON'T)]

                               SEE ATTACHED DETAIL

 -----------------------------------------------------------------------------------------------------------------------------
                                                   BANK ACCOUNTS              CURRENT MONTH               CUMULATIVE FILING TO
                                                                                                                  DATE
                                         OPER.    PAYROLL    TAX      OTHER      ACTUAL     PROJECTED      ACTUAL    PROJECTED
 -----------------------------------------------------------------------------------------------------------------------------
 CASH BEGINNING OF MONTH
 -----------------------------------------------------------------------------------------------------------------------------

 -----------------------------------------------------------------------------------------------------------------------------
 RECEIPTS
 -----------------------------------------------------------------------------------------------------------------------------
 CASH SALES
 -----------------------------------------------------------------------------------------------------------------------------
 ACCOUNTS RECEIVABLE
 -----------------------------------------------------------------------------------------------------------------------------
 LOANS AND ADVANCES
 -----------------------------------------------------------------------------------------------------------------------------
 SALE OF ASSETS
 -----------------------------------------------------------------------------------------------------------------------------
 OTHER (ATTACH LIST)
 -----------------------------------------------------------------------------------------------------------------------------
 TRANSFERS (FROM DIP ACCTS)
 -----------------------------------------------------------------------------------------------------------------------------

 -----------------------------------------------------------------------------------------------------------------------------
 TOTAL RECEIPTS
 -----------------------------------------------------------------------------------------------------------------------------

 -----------------------------------------------------------------------------------------------------------------------------
 DISBURSEMENTS
 -----------------------------------------------------------------------------------------------------------------------------
 NET PAYROLL
 -----------------------------------------------------------------------------------------------------------------------------
 PAYROLL TAXES
 -----------------------------------------------------------------------------------------------------------------------------
 SALES, USE & OTHER TAXES
 -----------------------------------------------------------------------------------------------------------------------------
 INVENTORY PURCHASES
 -----------------------------------------------------------------------------------------------------------------------------
 SECURED/ RENTAL/LEASES
 -----------------------------------------------------------------------------------------------------------------------------
 INSURANCE
 -----------------------------------------------------------------------------------------------------------------------------
 ADMINISTRATIVE
 -----------------------------------------------------------------------------------------------------------------------------
 SELLING
 -----------------------------------------------------------------------------------------------------------------------------
 OTHER (ATTACH LIST)
 -----------------------------------------------------------------------------------------------------------------------------

 -----------------------------------------------------------------------------------------------------------------------------
 OWNER DRAW*
 -----------------------------------------------------------------------------------------------------------------------------
 TRANSFERS (TO DIP ACCTS)
 -----------------------------------------------------------------------------------------------------------------------------

 -----------------------------------------------------------------------------------------------------------------------------
 PROFESSIONAL FEES
 -----------------------------------------------------------------------------------------------------------------------------
 U.S. TRUSTEE QUARTERLY FEES
 -----------------------------------------------------------------------------------------------------------------------------
 COURT COSTS
 -----------------------------------------------------------------------------------------------------------------------------
 TOTAL DISBURSEMENTS
 -----------------------------------------------------------------------------------------------------------------------------

 -----------------------------------------------------------------------------------------------------------------------------
 NET CASH FLOW
 -----------------------------------------------------------------------------------------------------------------------------

 -----------------------------------------------------------------------------------------------------------------------------
 CASH - END OF MONTH
 -----------------------------------------------------------------------------------------------------------------------------
*COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE


                     THE FOLLOWING SECTION MUST BE COMPLETED

---------------------------------------------------------------------------------------------------------------- -------------
DISBURSEMENTS FOR CALCULATING U.S. TRUSTEE QUARTERLY FEES:  (FROM CURRENT MONTH ACTUAL COLUMN)
---------------------------------------------------------------------------------------------------------------- -------------
TOTAL DISBURSEMENTS                                                                                              $
---------------------------------------------------------------------------------------------------------------- -------------
LESS:  TRANSFERS TO DEBTOR IN POSSESSION ACCOUNTS                                                                $
---------------------------------------------------------------------------------------------------------------- -------------
PLUS:  ESTATE DISBURSEMENTS MADE BY OUTSIDE SOURCE (i.e. from escrow accounts)                                   $
---------------------------------------------------------------------------------------------------------------- -------------
TOTAL DISBURSEMENTS FOR CALCULATING U.S. TRUSTEE QUARTERLY FEES                                                  $
----------------------------------------------------------------------------------------------------------------- ------------
                                                                                                               FORM MOR-1
                                                                                                                   (9-99)


The Grand Union Company                                Case No.  00-39613 (NW)
-----------------------                                          -------------
Debtor                                         Reporting Period: March 3, 2001
                                                                 -------------



THE GRAND UNION COMPANY
-----------------------
CONSOLIDATED STATEMENT OF CASH FLOWS
------------------------------------
(dollars in thousands)
----------------------
(unaudited)
-----------

                                                              ---------------------------------------------
                                                                     4 Weeks                152 Days
                                                                      Ended                  Ended
                                                                     March 3,               March 3,
                                                                       2001                   2001
                                                              ---------------------------------------------
OPERATING ACTIVITIES:
  Net (loss)                                                        $(121,080)              $(163,488)
  Adjustments to reconcile net income (loss) to net
    cash provided by (used for) operating
    activities before reorganization items paid:
     Unusual items                                                       1,548                   8,147
    Cumulative effect of accounting change                                   -                       -
     Extraordinary items                                                     -                       -
     Depreciation and amortization                                       3,759                  21,382
     Pension and other non-cash items                                      361                   2,034
     Deferred taxes                                                          -                       -
     Non-cash interest                                                     156                     847
     Gain on sale of property                                                -                   (821)
  Net changes in assets and liabilities:                                40,913
    Receivables                                                            625                   1,111
    Inventories                                                         25,876                  38,001
    Other current assets                                                29,986                   (716)
    Other assets                                                       (4,261)                     136
    Accounts payable and accrued liabilities                          (33,311)                (80,427)
    Other noncurrent liabilities                                        23,045                  21,729
                                                              ---------------------------------------------
  Net cash provided by (used for) operating
    activities before reorganization items paid                       (32,383)               (110,362)
    Reorganization items paid                                                -                       -
                                                              ---------------------------------------------
  Net cash provided by (used for) operating activities                (32,383)               (110,362)
                                                              ---------------------------------------------
 INVESTMENT ACTIVITIES:
   Capital expenditures                                                      -                 (4,114)
   Proceeds from sale of property                                            -                       -
   Disposals of property                                                 8,313                  15,384
                                                              ---------------------------------------------
  Net cash provided by (used for) investment activities                  8,313                  11,270
                                                              ---------------------------------------------
 FINANCING ACTIVITIES:
   Proceeds from Revolving Credit Facility                                   -                   7,801
   Proceeds from DIP facility                                           25,000                 102,074
   Repayment of Term Loan                                                    -                    (66)
   Repayment of Revolving Credit Facility                                    -                       -
   Repayment of DIP Facility                                           (6,000)                (82,646)
   Auction Bid Escrow                                                   34,980                 135,525
   Obligations under capital leases discharged                           (320)                 (1,859)
                                                              ---------------------------------------------
  Net cash provided by (used for) financing activities                  53,660                 160,829
                                                              ---------------------------------------------

 Net increase (decrease) in cash                                        29,590                  61,738
 Cash at beginning of period                                            48,699                  16,551
                                                              ---------------------------------------------
 Cash at end of period                                                 $78,289                 $78,289
                                                              =============================================


The Grand Union Company                                Case No.  00-39613 (NW)
-----------------------                                          -------------
Debtor                                         Reporting Period: March 3, 2001
                                                                 -------------

                                  BALANCE SHEET

The Balance Sheet is to be completed on an accrual basis only. Pre-petition liabilities must be classified separately from postpetition obligations.

-----------------------------------------------------------------------------------------------------------------------------------
                              ASSETS                                 BOOK VALUE AT END OF CURRENT      BOOK VALUE ON PETITION DATE
                                                                            REPORTING MONTH
-----------------------------------------------------------------------------------------------------------------------------------
                                                                             March 3, 2001                  October 2, 2000
-----------------------------------------------------------------------------------------------------------------------------------
CURRENT ASSETS
-----------------------------------------------------------------------------------------------------------------------------------
Unrestricted Cash and Equivalents                                                         78,289                           31,222
-----------------------------------------------------------------------------------------------------------------------------------
Restricted Cash and Cash Equivalents (see continuation sheet)
-----------------------------------------------------------------------------------------------------------------------------------
Accounts Receivable (Net)                                                                 26,911                           29,140
-----------------------------------------------------------------------------------------------------------------------------------
Notes Receivable
-----------------------------------------------------------------------------------------------------------------------------------
Inventories                                                                                (224)                          116,876
-----------------------------------------------------------------------------------------------------------------------------------
Prepaid Expenses                                                                          13,942                            5,810
-----------------------------------------------------------------------------------------------------------------------------------
Professional Retainers
-----------------------------------------------------------------------------------------------------------------------------------
Other Current Assets (attach schedule)
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL CURRENT ASSETS                                                     $               118,918    $                     183,048
-----------------------------------------------------------------------------------------------------------------------------------
PROPERTY AND EQUIPMENT
-----------------------------------------------------------------------------------------------------------------------------------
Real Property and Improvements
-----------------------------------------------------------------------------------------------------------------------------------
Machinery and Equipment
-----------------------------------------------------------------------------------------------------------------------------------
Furniture, Fixtures and Office Equipment
-----------------------------------------------------------------------------------------------------------------------------------
Leasehold Improvements
-----------------------------------------------------------------------------------------------------------------------------------
Vehicles
-----------------------------------------------------------------------------------------------------------------------------------
Less Accumulated Depreciation
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL PROPERTY & EQUIPMENT                                               $                    -          $                345,187
-----------------------------------------------------------------------------------------------------------------------------------
OTHER ASSETS
-----------------------------------------------------------------------------------------------------------------------------------
Loans to Insiders*
-----------------------------------------------------------------------------------------------------------------------------------
Other Assets (attach schedule)                                                            46,261                           60,215
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL OTHER ASSETS                                                       $                46,261         $                 60,215
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
TOTAL ASSETS                                                             $               165,179         $                588,450
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
                   LIABILITIES AND OWNER EQUITY                      BOOK VALUE AT END OF CURRENT      BOOK VALUE ON PETITION DATE
                                                                            REPORTING MONTH
-----------------------------------------------------------------------------------------------------------------------------------
LIABILITIES NOT SUBJECT TO COMPROMISE (Post-Petition)
-----------------------------------------------------------------------------------------------------------------------------------
Accounts Payable                                                                        (99,630)                        (162,593)
-----------------------------------------------------------------------------------------------------------------------------------
Taxes Payable (refer to FORM MOR-4)
-----------------------------------------------------------------------------------------------------------------------------------
Wages Payable
-----------------------------------------------------------------------------------------------------------------------------------
Notes Payable                                                                           (20,000)                        (263,060)
-----------------------------------------------------------------------------------------------------------------------------------
Rent / Leases - Building/Equipment                                                       (4,173)                        (160,737)
-----------------------------------------------------------------------------------------------------------------------------------
Secured Debt / Adequate Protection Payments
-----------------------------------------------------------------------------------------------------------------------------------
Professional Fees
-----------------------------------------------------------------------------------------------------------------------------------
Amounts Due to Insiders*
-----------------------------------------------------------------------------------------------------------------------------------
Other Postpetition Liabilities (attach schedule)                                        (50,104)                        (210,800)
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL POSTPETITION LIABILITIES                                           $              (173,907)        $               (797,190)
-----------------------------------------------------------------------------------------------------------------------------------
LIABILITIES SUBJECT TO COMPROMISE (Pre-Petition)
-----------------------------------------------------------------------------------------------------------------------------------
Secured Debt                                                                           (263,060)
-----------------------------------------------------------------------------------------------------------------------------------
Priority Debt
-----------------------------------------------------------------------------------------------------------------------------------
Unsecured Debt                                                                         (118,449)
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL PRE-PETITION LIABILITIES                                           $              (381,509)        $                   -
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
TOTAL LIABILITIES                                                        $              (555,416)        $               (797,190)
-----------------------------------------------------------------------------------------------------------------------------------
OWNER EQUITY
-----------------------------------------------------------------------------------------------------------------------------------
Capital Stock                                                                              (300)                            (300)
-----------------------------------------------------------------------------------------------------------------------------------
Additional Paid in Capital                                                             (384,800)                        (384,800)
-----------------------------------------------------------------------------------------------------------------------------------
Partners' Capital Account
-----------------------------------------------------------------------------------------------------------------------------------
Owner's Equity Account
-----------------------------------------------------------------------------------------------------------------------------------
Retained Earnings - Pre-Petition                                                         593,840                          593,840
-----------------------------------------------------------------------------------------------------------------------------------
Retained Earnings - Post-Petition                                                        181,497
-----------------------------------------------------------------------------------------------------------------------------------
Adjustments to Owner Equity (attach schedule)
-----------------------------------------------------------------------------------------------------------------------------------
Postpetition Contributions (Distributions) (Draws) (attach
schedule)
-----------------------------------------------------------------------------------------------------------------------------------
NET OWNER EQUITY                                                         $               390,237         $                208,740
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
TOTAL LIABILITIES AND OWNERS' EQUITY                                     $              (165,179)        $               (588,450)
-----------------------------------------------------------------------------------------------------------------------------------
         FORM MOR-3
* "Insider is defined in 11 U.S.C. Section 101(31).   (9/99)

The Grand Union Company                                Case No.  00-39613 (NW)
-----------------------                                          -------------
Debtor                                         Reporting Period: March 3, 2001
                                                                 -------------

                                  BALANCE SHEET

-----------------------------------------------------------------------------------------------------------------------------------
                              ASSETS                                 BOOK VALUE AT END OF CURRENT      BOOK VALUE ON PETITION DATE
                                                                            REPORTING MONTH
-----------------------------------------------------------------------------------------------------------------------------------
                                                                             March 3, 2001                  October 2, 2000
-----------------------------------------------------------------------------------------------------------------------------------
Other Current Assets
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
Other Assets
-----------------------------------------------------------------------------------------------------------------------------------
Beneficial leases, net                                                                    40,197                           48,026
-----------------------------------------------------------------------------------------------------------------------------------
Other assets                                                                               6,064                           12,189
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
                   LIABILITIES AND OWNER EQUITY                      BOOK VALUE AT END OF CURRENT     BOOK VALUE ON PETITION DATE
                                                                            REPORTING MONTH
-----------------------------------------------------------------------------------------------------------------------------------
Other Postpetition Liabilities
-----------------------------------------------------------------------------------------------------------------------------------
Adverse leases, net                                                                            -                         (61,079)
-----------------------------------------------------------------------------------------------------------------------------------
Other noncurrent liabilities                                                            (50,104)                        (149,721)
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
Adjustments to Owner Equity
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
Postpetition Contributions (Distributions) (Draws)
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------


The Grand Union Company                                Case No.  00-39613 (NW)
-----------------------                                          -------------
Debtor                                         Reporting Period: March 3, 2001
                                                                 -------------

                             STATEMENT OF OPERATIONS
                               (Income Statement)

The Statement of Operations is to be prepared on an accrual basis. The accrual basis of accounting recognizes revenue when it is realized and expenses when they are incurred, regardless of when cash is actually received or paid.
-------------------------------------------------------------------------------------------------------------------------
REVENUES                                                                             28 days ended      152 days ended
                                                                                     March 3, 2001      March 3, 2001
-------------------------------------------------------------------------------------------------------------------------
Gross Revenues                                                                              126,910            750,217
-------------------------------------------------------------------------------------------------------------------------
Less: Returns and Allowances                                                                      -                  -
-------------------------------------------------------------------------------------------------------------------------
Net Revenue                                                                                 126,910            750,217
-------------------------------------------------------------------------------------------------------------------------
COST OF GOODS SOLD
-------------------------------------------------------------------------------------------------------------------------
Beginning Inventory                                                                         104,676            116,875
-------------------------------------------------------------------------------------------------------------------------
Add: Purchases                                                                              (9,718)            434,977
-------------------------------------------------------------------------------------------------------------------------
Add: Cost of Labor                                                                                -                  -
-------------------------------------------------------------------------------------------------------------------------
Add: Other Costs (attach schedule)                                                           11,672             18,970
-------------------------------------------------------------------------------------------------------------------------
Less: Ending Inventory                                                                        (224)              (224)
-------------------------------------------------------------------------------------------------------------------------
Cost of Goods Sold                                                                          106,854            571,046
-------------------------------------------------------------------------------------------------------------------------
Gross Profit                                                                                 20,057            179,170
-------------------------------------------------------------------------------------------------------------------------
OPERATING EXPENSES
-------------------------------------------------------------------------------------------------------------------------
Advertising                                                                                   1,310              7,952
-------------------------------------------------------------------------------------------------------------------------
Auto and Truck Expense                                                                            -                  -
-------------------------------------------------------------------------------------------------------------------------
Bad Debts                                                                                         -                  -
-------------------------------------------------------------------------------------------------------------------------
Contributions                                                                                     -                  -
-------------------------------------------------------------------------------------------------------------------------
Employee Benefits Programs                                                                    2,776             15,055
-------------------------------------------------------------------------------------------------------------------------
Insider Compensation                                                                              -                  -
-------------------------------------------------------------------------------------------------------------------------
Insurance                                                                                     1,596              8,757
-------------------------------------------------------------------------------------------------------------------------
Management Fees/Bonuses                                                                           -                 44
-------------------------------------------------------------------------------------------------------------------------
Office Expense                                                                                    -                  -
-------------------------------------------------------------------------------------------------------------------------
Pension & Profit-Sharing Plans                                                                  197              1,069
-------------------------------------------------------------------------------------------------------------------------
Repairs and Maintenance                                                                       1,691              9,991
-------------------------------------------------------------------------------------------------------------------------
Rent and Lease Expense                                                                        3,823             20,576
-------------------------------------------------------------------------------------------------------------------------
Salaries/Commissions/Fees                                                                    16,368             93,224
-------------------------------------------------------------------------------------------------------------------------
Supplies                                                                                        783              5,015
-------------------------------------------------------------------------------------------------------------------------
Taxes-Payroll                                                                                 1,558              8,208
-------------------------------------------------------------------------------------------------------------------------
Taxes-Real Estate                                                                               789              4,644
-------------------------------------------------------------------------------------------------------------------------
Taxes-Other                                                                                       -                  -
-------------------------------------------------------------------------------------------------------------------------
Travel and Entertainment                                                                          -                  -
-------------------------------------------------------------------------------------------------------------------------
Utilities                                                                                     2,278             16,895
-------------------------------------------------------------------------------------------------------------------------
Other (attach schedule)                                                                       4,470              2,598
-------------------------------------------------------------------------------------------------------------------------
Total Operating Expenses Before Depreciation                                                 37,639            194,029
-------------------------------------------------------------------------------------------------------------------------
Depreciation/Depletion/Amortization                                                           3,156             43,074
-------------------------------------------------------------------------------------------------------------------------
Net Profit (Loss) Before Other Income & Expenses                                           (20,738)           (57,932)
-------------------------------------------------------------------------------------------------------------------------
OTHER INCOME AND EXPENSES
-------------------------------------------------------------------------------------------------------------------------
Other Income (attach schedule)                                                                    -                  -
-------------------------------------------------------------------------------------------------------------------------
Interest Expense                                                                              3,862             23,396
-------------------------------------------------------------------------------------------------------------------------
Other Expense (attach schedule)                                                              94,931             92,020
-------------------------------------------------------------------------------------------------------------------------
Net Profit (Loss) Before Reorganization Items                                             (119,531)          (173,349)
-------------------------------------------------------------------------------------------------------------------------
REORGANIZATION ITEMS
-------------------------------------------------------------------------------------------------------------------------
Professional Fees                                                                                 -                  -
-------------------------------------------------------------------------------------------------------------------------
U.S. Trustee Quarterly Fees                                                                       -                  -
-------------------------------------------------------------------------------------------------------------------------
Interest Earned on Accumulated Cash from Chapter 11 (see continuation sheet)                      -                  -
-------------------------------------------------------------------------------------------------------------------------
Gain (Loss) from Sale of Equipment                                                                -                  -
-------------------------------------------------------------------------------------------------------------------------
Other Reorganization Expenses (attach schedule)                                               1,548              8,148
-------------------------------------------------------------------------------------------------------------------------
Total Reorganization Expenses                                                                     -                  -
-------------------------------------------------------------------------------------------------------------------------
Income Taxes                                                                                      -                  -
-------------------------------------------------------------------------------------------------------------------------
Net Profit (Loss)                                                                         (121,080)          (181,497)
-------------------------------------------------------------------------------------------------------------------------

The Grand Union Company                                Case No.  00-39613 (NW)
-----------------------                                          -------------
Debtor                                         Reporting Period: March 3, 2001
                                                                 -------------

                  STATEMENT OF OPERATIONS - continuation sheet

-------------------------------------------------------------------------------
 OTHER OPERATING EXPENSES                    28 days ended      152 days ended
                                             March 3, 2001       March 3, 2001
-------------------------------------------------------------------------------
 CHARGE CARD EXPENSE                                   496               2,824
 OTHER OPERATING EXPENSES
 LIGHT REPAIRS & LAMP REPLACE                           20                 161
 STORE DISBURSEMENTS                                    80                 448
 PENALTIES & FINES                                      37                 111
 BAD CHECKS                                             92                 575
 PREMISE SECURITY                                      231                 866
 LAUNDRY                                                35                 253
 CASH (OVER) SHORT                                      69                 320
 REFRIGERATION & WATER DAMAGE                           20                  31
 EQUIPMENT RENTAL                                       29                 147
 CASUALTY LOSS                                          26                 109
 SIGNS                                                   -                   1
 EXTERMINATING                                          12                  43
 SHOPPING CARTS                                          6                  41
 MISCELLANEOUS INCOME                                (101)             (1,078)
 BANK SERVICE CHG/ARMORED CAR                          123                 852
 CUSTOMER SERVICE CHARGES                                -                 (2)
 OTHER                                                 276                 850
                                                       ---                 ---
 TOTAL OTHER OPERATING EXPENSE                         957               3,727
                                                       ---               -----
 CAPITAL PROJECT EXPENSE                                 -                   -
 CORPORATE ADMIN EXPENSE                             2,487              14,234
 GRAND PROPERTIES                                      140            (20,381)
 GRAND VIDEO                                             -                   -
 CORPORATE COMMISSARY                                    -                   -
 PRE-OPEN EXPENSE                                        -                   -
 CLOSED STORE EXPENSE                                  390               2,195
 TECHNOLOGY INITIATIVES                                  -                   -
 MANAGEMENT FEE                                          -                   -
 SUNDRY                                                  -                   -
                                                         -                   -

TOTAL OTHER OPERATING EXPENSES                       4,470               2,598
                                                     =====               =====

The Grand Union Company                                Case No.  00-39613 (NW)
-----------------------                                          -------------
Debtor                                         Reporting Period: March 3, 2001
                                                                 -------------


                  STATEMENT OF OPERATIONS - continuation sheet

-------------------------------------------------------------------------------
OTHER COSTS OF GOODS SOLD                    28 days ended      152 days ended
                                             March 3, 2001       March 3, 2001
-------------------------------------------------------------------------------
 TRUCKING                                              237               3,511
 WAREHOUSING                                         3,272              17,965
 S & G SERVICES                                        373               1,614
                                                       ---               -----
 TOTAL DISTRIBUTION                                  3,882              23,091
                                                     -----              ------
 ADVERTISING & PROMO ALLOWANCE                     (2,724)            (21,648)
 SPECIALTY FOODS                                      (12)               (295)
 CASH DISCOUNTS                                       (49)               (832)
 STOCK GAIN OR (LOSS) - GROCERY                      7,354               9,354
 - LIQUOR                                             (22)                (26)
 - GEN MDSE                                          1,714               3,321
 - PHARMACY                                          (167)               (251)
 - SHRINK PROJ                                          21                 134
                                                        --                 ---
 TOTAL STOCK GAIN OR (LOSS)                          8,901              12,532
                                                     -----              ------
 SPECIAL PROMOTIONS                                    300               5,202
                                                       ---               -----
 TRADING-MERCHANDISE                                   327               (695)
 -MEAT                                               (220)             (1,223)
 -PRODUCE                                            (214)             (1,187)
 -SERVICE                                            (154)               (236)
 LABEL EXP/ALLOW                                         -                   -
 VENDOR COUPONS                                         61                (60)
 STATISTICAL GROSS ADJUSTMENT                           38                 225
 WHSE INV GAIN(LOSS)-GROCERY                            32                 253
 PHARMACY THIRD PARTY REC ADJ                           19                 127
 FREQUENT SHOPPER EXPENSE                            1,436               3,001
 CLIPLESS COUPON EXPENSE                                49                 638
 ADVERTISING PROGRAMS                                    -                   -
                                                         -                   -
 OTHER ADJ. TO GROSS MARGIN                          1,372                 844
                                                     -----                 ---
 LIFO PROVISION                                          -                  75
                                                         -                  --

TOTAL OTHER COSTS OF GOODS SOLD                     11,672              18,969
                                                    ======              ======

The Grand Union Company                                Case No.  00-39613 (NW)
-----------------------                                          -------------
Debtor                                         Reporting Period: March 3, 2001
                                                                 -------------


                  STATEMENT OF OPERATIONS - continuation sheet

-------------------------------------------------------------------------------
OTHER INCOME AND EXPENSES                    28 days ended      152 days ended
                                             March 3, 2001       March 3, 2001
-------------------------------------------------------------------------------
 LEASED/OWNED NORMALIZATION ITEMS                  (1,261)              (7,959)
 GAIN/(LOSS) ON SALE OF COMPANY                    95,362               95,362
 BANK SERVICE CHARGES                                  43                  117
 GAIN/(LOSS) ON DISPOSAL OF FIXED ASSETS                -                  123
 SALES TAX COLLECTION COMMISSIONS                      (3)                 (10)
 SALES USE TAX                                          9                   42
 EXECUTIVE INCENTIVE PLAN                             347                1,884
 ADMINISTRATIVE PENSION                                19                  103
 BOARD OF DIRECTORS FEES                              114                  664
 BOARD OF DIRECTORS EXPENSES                           44                  188
 OTHER                                                257                1,506
                                                      ---                -----

TOTAL OTHER INCOME AND EXPENSES                     94,931              92,020
                                                    ======              ======

The Grand Union Company                                Case No.  00-39613 (NW)
-----------------------                                          -------------
Debtor                                         Reporting Period: March 3, 2001
                                                                 -------------


                          STATUS OF POSTPETITION TAXES


The beginning tax liability should be the ending liability from the prior month or, if this is the first report, the amount should be zero. Attached photocopies of IRS Form 6123 or payment receipt to verify payment or deposit of federal payroll taxes. Attached photocopies of any tax returns filed during the reporting period.

---------------------------------------- ------------ ------------ ------------- ------------ ------------ ------------
                                          Beginning     Amount        Amount      Date Paid    Check No.     Ending
                                             Tax      Withheld or      Paid                     Or EFT         Tax
                                          Liability     Accrued                                             Liability
======================================== ============ ============ ============= ============ ============ ============
Federal
---------------------------------------- ------------ ------------ ------------- ------------ ------------ ------------
Withholding                                        0    4,474,709   (4,974,709)          VAR          EFT            0
---------------------------------------- ------------ ------------ ------------- ------------ ------------ ------------
FICA-Employee                                      0            0             0                                      0
---------------------------------------- ------------ ------------ ------------- ------------ ------------ ------------
FICA-Employer                                      0            0             0                                      0
---------------------------------------- ------------ ------------ ------------- ------------ ------------ ------------
Unemployment                                 208,567       89,771             0                                298,338
---------------------------------------- ------------ ------------ ------------- ------------ ------------ ------------
Income                                             0            0             0                                      0
---------------------------------------- ------------ ------------ ------------- ------------ ------------ ------------
Other:  NJ Litter                                  0            0             0                                      0
---------------------------------------- ------------ ------------ ------------- ------------ ------------ ------------
    Total Federal Taxes                      208,567    5,064,480   (4,974,709)                                298,338
---------------------------------------- ------------ ------------ ------------- ------------ ------------ ------------
State and Local
---------------------------------------- ------------ ------------ ------------- ------------ ------------ ------------
Withholding                                  293,903      672,691     (535,070)          VAR          VAR      431,524
---------------------------------------- ------------ ------------ ------------- ------------ ------------ ------------
Sales                                      1,812,733    1,728,312   (1,648,963)          VAR          VAR    1,892,082
---------------------------------------- ------------ ------------ ------------- ------------ ------------ ------------
Excise                                             0            0             0                                      0
---------------------------------------- ------------ ------------ ------------- ------------ ------------ ------------
Unemployment                                 355,765      319,231             0                                674,996
---------------------------------------- ------------ ------------ ------------- ------------ ------------ ------------
Real Property                                      0            0             0                                      0
---------------------------------------- ------------ ------------ ------------- ------------ ------------ ------------
Personal Property                             19,952            0             0                                 19,952
---------------------------------------- ------------ ------------ ------------- ------------ ------------ ------------
Other:   NJ LITTER                            39,867        7,807      (32,068)                                 15,606
---------------------------------------- ------------ ------------ ------------- ------------ ------------ ------------
    Total State and Local                  2,522,220    2,728,041   (2,216,101)                              3,034,160
---------------------------------------- ------------ ------------ ------------- ------------ ------------ ------------
Total Taxes                                2,730,787    7,792,521   (7,190,810)                              3,332,497
---------------------------------------- ------------ ------------ ------------- ------------ ------------ ------------


                      SUMMARY OF UNPAID POSTPETITION DEBTS


Attach aged listing of accounts payable.

---------------------------------------- ------------------------------------------------------------------------------
                                                                    Number of Days Past Due
======================================== ==============================================================================
                                           Current       0-30         31-60         61-90       Over 90       Total
---------------------------------------- ------------ ------------ ------------- ------------ ------------ ------------
Accounts Payable                                   0       10,500         4,050        1,010            0       15,560
---------------------------------------- ------------ ------------ ------------- ------------ ------------ ------------
Wages Payable                                      0          735             0            0            0          735
---------------------------------------- ------------ ------------ ------------- ------------ ------------ ------------
Taxes Payable                                      0        3,332             0            0            0        3,332
---------------------------------------- ------------ ------------ ------------- ------------ ------------ ------------
Rent/Leases-Building                               0            0             0            0            0            0
---------------------------------------- ------------ ------------ ------------- ------------ ------------ ------------
Rent/Leases-Equipment                              0            0             0            0            0            0
---------------------------------------- ------------ ------------ ------------- ------------ ------------ ------------
Secured Debt/Adequate Protection                   0            0             0            0            0            0
Payments
---------------------------------------- ------------ ------------ ------------- ------------ ------------ ------------
Professional Fees                                  0          169             0            0            0          169
---------------------------------------- ------------ ------------ ------------- ------------ ------------ ------------
Amounts Due to Insiders*                           0            0             0            0            0            0
---------------------------------------- ------------ ------------ ------------- ------------ ------------ ------------
Other:                                             0            0             0            0            0            0
---------------------------------------- ------------ ------------ ------------- ------------ ------------ ------------
Other:                                             0            0             0            0            0            0
---------------------------------------- ------------ ------------ ------------- ------------ ------------ ------------
Total Postpetition Debts                           0       14,736         4,050        1,010            0       19,796
---------------------------------------- ------------ ------------ ------------- ------------ ------------ ------------


Explain how and when the Debtor intends to pay any past-due postpetition debts.


-----------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------


*"Insider" is defined in 11 U.S.C. Section 101 (31)


The Grand Union Company                                Case No.  00-39613 (NW)
-----------------------                                          -------------
Debtor                                         Reporting Period: March 3, 2001
                                                                 -------------



                  Accounts Receivable Reconciliation and Aging

------------------------------------------------------------------------ ---------------------------------
 Accounts Receivable Reconciliation                                                   Amount
------------------------------------------------------------------------ ---------------------------------
Total Accounts Receivable at the beginning of the reporting period                     28,617,460
------------------------------------------------------------------------ ---------------------------------
+ Amounts billed during the period                                                      3,858,324
------------------------------------------------------------------------ ---------------------------------
- Amounts collected during the period                                                  (4,296,949)
------------------------------------------------------------------------ ---------------------------------
Total Accounts Receivable at the end of the reporting period                           28,178,836
------------------------------------------------------------------------ ---------------------------------

------------------------------------------------------------------------ ---------------------------------


------------------------------------------------------------------------ ---------------------------------
Accounts Receivable Aging                                                             Amount
------------------------------------------------------------------------ ---------------------------------
0-30 days old                                                                          21,708,672
------------------------------------------------------------------------ ---------------------------------
31-60 days old                                                                          3,908,633
------------------------------------------------------------------------ ---------------------------------
61-90 days old                                                                           (549,706)
------------------------------------------------------------------------ ---------------------------------
91+ days old                                                                            7,224,367
------------------------------------------------------------------------ ---------------------------------
Total Accounts Receivable                                                              32,291,966
------------------------------------------------------------------------ ---------------------------------
Amount considered uncollectible (Bad Debt)                                             (4,113,130)
------------------------------------------------------------------------ ---------------------------------
Accounts Receivable (Net)                                                              28,178,836
------------------------------------------------------------------------ ---------------------------------

------------------------------------------------------------------------ ---------------------------------


                              DEBTOR QUESTIONNAIRE


------------------------------------------------------------------------ --------------------- ---------------------
Must be completed each month                                                     Yes                    No
------------------------------------------------------------------------ --------------------- ---------------------
1.  Have any assets been sold or transferred outside the normal course
of business this reporting period?  If yes, provide an explanation                                      X
below.
------------------------------------------------------------------------ --------------------- ---------------------
2.  Have any funds been disbursed from any account other than a debtor
in possession account this reporting period?  If yes, provide an                                        X
explanation below.
------------------------------------------------------------------------ --------------------- ---------------------
3.  Have all postpetition tax returns been timely filed?  If no,
provide an explanation below.                                                     X
------------------------------------------------------------------------ --------------------- ---------------------
4.  Are workers compensation, general liability and other necessary
insurance coverages in effect?  If no, provide an explanation below.              X
------------------------------------------------------------------------ --------------------- ---------------------

------------------------------------------------------------------------ --------------------- ---------------------
